SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                             FORM 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    January 13, 2000


              RAWLINGS SPORTING GOODS COMPANY, INC.
      (Exact name of Registrant as specified in its charter)


    Delaware            0-24450                    43-1674348
(State or other    (Commission File Number)     (I.R.S. Employer
jurisdiction of                                 Identification No.)
Incorporation)

 1859 Intertech Drive, Fenton, Missouri              63026
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (314) 349-5000

  (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

          On January 13, 2000, the Company issued a press release confirming the failure of negotiations with Bull Run
          Corporation concerning the possible acquisition of the Company by an investor group led by Bull Run.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:   None

         (b)  PRO FORMA FINANCIAL INFORMATION:   None

         (c)  EXHIBITS:

              99   The Company's press release dated January 13,
                   2000, regarding the failure of negotiations with Bull Run Corporation.
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                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  RAWLINGS SPORTING GOODS
                                  COMPANY, INC.


Date: January 13, 2000       By:  /s/ Michael L. Luetkemeyer
                                      Michael L. Luetkemeyer
                                      Chief Financial Officer
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                          EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION                             PAGE

   99         The Company's press release dated
              January 13, 2000, regarding the
              failure of negotiations with
              Bull Run Corporation.
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